UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_____ 811-21634_____________________________________

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000,	Bethesda, MD	20814
(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:____(240) 497-6400________________________

Date of fiscal year end:_______December 31______________

Date of reporting period:______December 31, 2012__________

Item 1. Reports to Stockholders.

Access One Trust

Access VP High Yield FundSM

DECEMBER 31, 2012

Annual Report

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Expense Examples
11	Financial Statements and Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Board Approval of Investment Advisory Agreements
33	Trustees and Officers

1

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access VP High Yield Fund Annual Report to shareholders for the 12 months ended December 31, 2012.

High Yield Market Charged Ahead

The U.S. high yield market outperformed all other segments of the U.S. fixed income market during the 12 months ended December 31, 2012, with returns similar to those of U.S. large cap stocks. U.S. high yield returned 14.2%, as measured by the Markit iBoxx® $ Liquid High Yield Index, slightly under the 16.0% return registered by the S&P 500®. Investment grade corporate credit also produced strong returns, with the Markit iBoxx® $ Liquid Investment Grade Index up 11.9%. Despite uncertainty surrounding the November election and the looming “fiscal cliff,” the U.S. economy continued to grow and corporate profits were strong, fueling investor demand for riskier assets.

The broader bond market delivered more modest returns, gaining 4.2%, as measured by the Barclays U.S. Aggregate Bond Index®. U.S. Treasurys were muted compared with previous periods, with the Ryan Labs Treasury 10 Year Index up 4.2% and the Ryan Labs Treasury 30 Year Index up only 2.7%.

Yields for high yield investments tightened steadily throughout the 12 months ended December 31, 2012. The JPMorgan Domestic High Yield Summary Yield to Maturity declined to 6.9% on December 31, 2012, down from 8.4% at the start of the year.

Economic Growth Improved

U.S. GDP growth accelerated to a rate of 2.2% for the full year 2012, up from 1.8% in 2011. Unemployment declined to 7.8% in December 2012 from 8.5% at the end of 2011.

We appreciate the trust and confidence you have placed in us by choosing the Access VP High Yield Fund and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

All investment performance index figures above reflect total return.

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Management Discussion of
Fund Performance

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Management Discussion of Fund Performance :: Access One Trust :: Access VP High Yield Fund :: 5

The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the High Yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the fiscal year ended December 31, 2012, the total return of the Fund was 14.12%. For the same period, the JPMorgan Domestic High Yield Index1, a widely used measure of high yield market performance had a total return of 15.39%. The total return for the 5-year U.S. Treasury Note was 2.24%2.

Access VP High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access VP High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.

During the year ended December 31, 2012, the Fund invested in credit default swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain exposure to the high yield market. These derivatives generally tracked the performance of their underlying reference asset, but included trading spreads that negatively impacted Fund performance during the period. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the Access VP High Yield Fund from May 2, 2005 to December 31, 2012, assuming the reinvestment of distributions.
Average Annual Total Return as of 12/31/12

Fund	One Year	Five Year	Since Inception
Access VP High Yield Fund	14.12%	8.75%	8.53%
JPMorgan Domestic High Yield Index	15.39%	10.46%	9.25%
Expense Ratios**

Fund	Gross	Net
Access VP High Yield Fund	1.77%	1.68%
**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2012. Contractual fee waivers are in effect through April 30, 2013.
Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	49%
Futures Contracts	28%
Credit Default Swap Agreements	97%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include; credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	24%
Consumer Non-Cyclical	17%
Communications	15%
Financial	12%
Industrial	7%
Technology	7%
Energy	6%
Utilities	6%
Basic Materials	6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

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Expense Examples

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Expense Examples (unaudited) :: Access One Trust :: 9

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company or insurance contracts. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2012 and held for the entire period from July 1, 2012 through December 31, 2012.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 – 12/31/12*	Annualized Expense Ratio During Period 7/1/12 – 12/31/12
Access VP High Yield Fund	$1,000.00	$1,074 .40	$8 .76	1.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 – 12/31/12*	Annualized Expense Ratio During Period 7/1/12 – 12/31/12
Access VP High Yield Fund	$1,000.00	$1,016.69	$8.52	1.68%
*	Expenses are equal to the average account value, multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

9

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Financial Statements and
Financial Highlights

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December 31, 2012 :: Schedule of Portfolio Investments :: Access One Trust :: Access VP High Yield Fund :: 13

U.S. Treasury Obligations (48.8%)
	Principal Amount	Value
U.S. Treasury Notes, 0.75%, 12/31/17	$54,300,000	$54,391,207

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $54,263,961)		54,391,207

Repurchase Agreements+ (49.3%)
Deutsche Bank Securities, Inc., 0.10%, 1/2/13, dated 12/31/12, with a repurchase price of $10,984,061 (Collateralized by $11,192,000 of various U.S. Government Agency Obligations and U.S. Treasury Obligations, 0.38% – 3.38%, 6/30/13 – 12/10/14, total value $11,204,332)	10,984,000	10,984,000
HSBC Securities (USA), Inc., 0.10%, 1/2/13, dated 12/31/12, with a repurchase price of $10,980,061 (Collateralized by $21,227,900 of various U.S. Treasury Obligations, 2.87%‡ – 6.38%, 8/15/27 – 2/15/37, total value $11,199,745)	10,980,000	10,980,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05%, 1/2/13, dated 12/31/12, with a repurchase price of $10,984,031 (Collateralized by $8,376,800 of U.S. Treasury Notes, 4.50%, 5/15/38, total value $11,203,970)	10,984,000	10,984,000

Repurchase Agreements (continued)
	Principal Amount	Value
UBS Securities, LLC, 0.10%, 1/2/13, dated 12/31/12, with a repurchase price of $10,984,061 (Collateralized by $11,176,700 of various U.S. Government Agency Obligations and U.S. Treasury Obligations, 1.10% – 6.38%, 10/5/17 – 8/15/27, total value $11,205,047)	$10,984,000	$10,984,000
UMB Bank N.A., 0.09%, 1/2/13, dated 12/31/12, with a repurchase price of $10,984,055 (Collateralized by $11,114,000 of various U.S. Government Agency Obligations, 0.98% – 2.00%, 2/28/17 – 9/11/17, total value $11,214,443)	10,984,000	10,984,000
TOTAL REPURCHASE AGREEMENTS (Cost $54,916,000)		54,916,000
TOTAL INVESTMENT SECURITIES
(Cost $109,179,961) — 98.1%		109,307,207
Net other assets (liabilities) — 1.9%		2,094,475
NET ASSETS — 100.0%		$111,401,682
+	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2012, the aggregate amount held in a segregated account was $3,854,000.
‡	Represents the effective yield or interest rate in effect at December 31, 2012.

See accompanying notes to the financial statements.

14 :: Access One Trust :: Access VP High Yield Fund :: Schedule of Portfolio Investments :: December 31, 2012

Futures Contracts Purchased

	Contracts	Unrealized Appreciation/(Depreciation)
5-Year U.S. Treasury Note Futures Contracts expiring 3/29/13 (Underlying notional amount at value $31,417,461)	253	$(100,783)

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)	Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 19	5.00%	12/20/17	4.91%	$83,800,000	$768,586	$797,188	$(28,602)
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 19	5.00%	12/20/17	4.91%	24,200,000	221,954	(86,688)	308,642
					$990,540	$710,500	$280,040
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

December 31, 2012 :: Statement of Assets and Liabilities :: Access VP High Yield Fund :: 15

ASSETS:
Total Investment Securities, at cost	$109,179,961
Securities, at value	54,391,207
Repurchase agreements, at value	54,916,000
Total Investment Securities, at value	109,307,207
Cash	583
Segregated cash balances with brokers	193,782
Interest receivable	1,259
Unrealized gain on credit default swap agreements	308,642
Premiums paid on credit default swap agreements	797,188
Receivable for capital shares issued	1,359,345
Receivable for credit default swap agreements	104,375
Prepaid expenses	428
TOTAL ASSETS	112,072,809
LIABILITIES:
Payable for credit default swap agreements	146,389
Payable for capital shares redeemed	56,586
Variation margin on futures contracts	61,273
Unrealized loss on credit default swap agreements	28,602
Premiums received on credit default swap agreements	86,688
Advisory fees payable	76,846
Management services fees payable	10,246
Administration fees payable	4,517
Administrative services fees payable	50,972
Distribution fees payable	57,753
Transfer agency fees payable	13,788
Fund accounting fees payable	10,350
Compliance services fees payable	700
Trustee fees payable	66
Other accrued expenses	66,351
TOTAL LIABILITIES	671,127
NET ASSETS	$111,401,682
NET ASSETS CONSIST OF:
Capital	$110,872,412
Accumulated net investment income (loss)	(63,448)
Accumulated net realized gains (losses) on investments	286,215
Net unrealized appreciation (depreciation) on investments	306,503
NET ASSETS	$111,401,682
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,874,906
Net Asset Value (offering and redemption price per share):	$28.75

See accompanying notes to the financial statements.

16 :: Access VP High Yield Fund :: Statement of Operations :: For the Period Indicated

For the Year Ended December 31, 2012
INVESTMENT INCOME:
Interest	$286,383
EXPENSES:
Advisory fees	617,842
Management services fees	82,378
Administration fees	46,408
Transfer agency fees	56,803
Administrative services fees	221,646
Distribution fees	205,947
Custody fees	15,926
Fund accounting fees	81,998
Trustee fees	1,973
Compliance services fees	1,660
Other fees	108,903
Total Gross Expenses before reductions	1,441,484
Less Expenses reduced by the Advisor	(57,518)
TOTAL NET EXPENSES	1,383,966
NET INVESTMENT INCOME (LOSS)	(1,097,583)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	311,828
Net realized gains (losses) on futures contracts	646,115
Net realized gains (losses) on swap agreements	10,728,671
Change in net unrealized appreciation/depreciation on investments	(1,216,184)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	10,470,430
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,372,847

See accompanying notes to the financial statements.

For the Periods Indicated :: Statements of Changes in Net Assets :: Access VP High Yield Fund :: 17

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM INVESTMENT ACTIVITES:
OPERATIONS:
Net investment income (loss)	$(1,097,583)	$(483,737)
Net realized gains (losses) on investments	11,686,614	528,154
Change in net unrealized appreciation/depreciation on investments	(1,216,184)	(76,275)
Change in net assets resulting from operations	9,372,847	(31,858)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income	(3,676,033)	(402,337)
Net realized gains on investments	—	(1,200,792)
Change in net assets from distributions	(3,676,033)	(1,603,129)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	295,222,464	214,794,114
Dividends reinvested	3,676,033	1,603,129
Value of shares redeemed	(256,428,106)	(188,060,228)
Change in net assets resulting from capital transactions	42,470,391	28,337,015
Change in net assets	48,167,205	26,702,028
NET ASSETS:
Beginning of period	63,234,477	36,532,449
End of period	$111,401,682	$63,234,477
Accumulated net investment income (loss)	$(63,448)	$(207,069)
SHARE TRANSACTIONS:
Issued	10,549,915	8,202,254
Reinvested	130,581	61,921
Redeemed	(9,208,383)	(7,236,269)
Change in shares	1,472,113	1,027,906

See accompanying notes to the financial statements.

18 :: Access VP High Yield Fund :: Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008
Net Asset Value, Beginning of Period	$26.32	$26.57	$26.37	$24.83	$28.94
Investment Activities:
Net investment income (loss)(a)	(0.37)	(0.28)	(0.23)	(0.18)	0.18
Net realized and unrealized gains (losses) on investments	4.02	1.00	4.09	3.97	(1.47)
Total income (loss) from investment activities	3.65	0.72	3.86	3.79	(1.29)
Distributions to Shareholders From:
Net investment income	—	—	—	—	(0.26)
In excess of net investment income	(1.22)	(0.24)	(3.66)	(2.25)	(2.56)
Net realized gains on investments	—	(0.73)	—	—	—
Total distributions	(1.22)	(0.97)	(3.66)	(2.25)	(2.82)
Net Asset Value, End of Period	$28.75	$26.32	$26.57	$26.37	$24.83
Total Return	14.12%	2.74%	16.37%	16.91%	(4.65)%
Ratios to Average Net Assets:
Gross expenses	1.75%	1.77%	1.88%	1.98%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.67%	1.63%
Net investment income (loss)	(1.33)%	(1.07)%	(0.88)%	(0.77)%	0.67%
Supplemental Data:
Net assets, end of period (000's)	$111,402	$63,234	$36,532	$41,059	$47,245
Portfolio turnover rate(b)	1,408%	1,381%	1,401%	1,671%	1,971%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts.) The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

Notes to Financial Statements

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December 31, 2012 :: Notes to Financial Statements :: Access One Trust :: 21

1. Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust consists of 3 separate investment portfolios and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the Access VP High Yield Fund (the “Fund”) which is classified as non-diversified under the 1940 Act. The Fund has one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Fund’s maximum exposure under these arrangements is unknown as such exposure would involve future claims that may be made against the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund will be monitored by the ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds (an affiliated trust) invest in repurchase agreements jointly. The Fund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Derivative Instruments

The Fund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market) regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund invests primarily in derivatives and high yield debt instruments (commonly referred to as junk bonds) that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. During the year ended December 31, 2012, the Fund held credit default swap agreements for credit exposure and futures contracts and/or treasury notes for interest rate exposure to meet the Fund’s investment objective.

All open derivative positions at year end are reflected on the Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as the Fund transacts derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with the Fund’s investment objective.

The volume associated with derivative positions in the Fund was 139% based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2012.

In connection with its management of the Trust, the Advisor has claimed an exemption from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). However, on December 5, 2012, the Advisor registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside of the Trust. Therefore, the Advisor (but not the Trust or the Fund) is now subject to certain regulatory requirements of the CEA. As of the date of this report,

22 :: Access One Trust :: Notes to Financial Statements :: December 31, 2012

the ultimate impact of CTA registration on the Fund is uncertain. During the reporting period, CTA registration did not significantly impact the Fund.

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Swap Agreements

During the year ended December 31, 2012, the Fund invested in credit default swaps as a substitute for investing directly in bonds in order to gain exposure to the high yield market.

In a credit default swap (“CDS”) the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). The Fund is usually a net seller of CDSs.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will segregate assets necessary to meet any accrued payment obligations if the value of the CDS declines.

The Fund will not enter into any swap agreements unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The Fund will only enter into swap agreements with counterparties that meet the Fund’s standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).

As noted above, the Fund may enter into CDSs for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporation, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk, or a seller of the reference security or group of securities), the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. The Fund expects to buy CDSs with multiple reference issuers, in which case payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of the Access One’s transactions in swap agreements. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties to perform.

The swaps market is a relatively new market and is largely unregulated. Most swap agreements are currently exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commissions (“CFTC”). It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements

In the normal course of business, the Fund enters into International Swap Dealers Association, Inc. (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund’s ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement.

December 31, 2012 :: Notes to Financial Statements :: Access One Trust :: 23

Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Fund seeks to mitigate risks by generally requiring that the counterparties for the Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Fund may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of December 31, 2012, the collateral posted by counterparties consisted of U.S. treasury securities and cash.

Futures Contracts

The Fund may purchase or sell futures contracts thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. During the year ended December 31, 2012, the Fund held U.S. Treasury note futures contracts.

A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Fund generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions. The extent of the Fund’s loss from an unhedged short position in a futures contract is potentially unlimited.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The Fund will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market. Although the counterparty to a futures contact is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to the Fund.

24 :: Access One Trust :: Notes to Financial Statements :: December 31, 2012

Summary of Derivative Instruments

Fair Values of Derivative Instruments on the Fund’s Statement of Assets and Liabilities as of December 31, 2012:

	Assets	Liabilities
	Unrealized Gain on Credit Default Swap Agreements	Unrealized Loss on Credit Default Swap Agreements	Variation Margin on Futures Contracts*
Credit Risk Exposure:	$308,642	$28,602	$—
Interest Rate Risk Exposure:	—	—	100,783
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Fund’s Statement of Operations for the year ended December 31, 2012:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Investments
Credit Risk Exposure:	$—	$10,728,671	$(993,887)
Interest Rate Risk Exposure:	646,115	—	(239,399)

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one Fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31st.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

December 31, 2012 :: Notes to Financial Statements :: Access One Trust :: 25

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU 2011-11 may have on the Fund’s financial statements disclosures.

3. Investment Valuation Summary

The valuation techniques employed by the Fund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Exchange traded derivatives (e.g., futures contracts) are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g., swap agreements) are valued based on procedures approved by the Trust’s Board of Trustees and are typically categorized as Level 2 in the fair value hierarchy.

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would

26 :: Access One Trust :: Notes to Financial Statements :: December 31, 2012

be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2012, based upon the three levels defined above, is included in the table below:

	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access VP High Yield Fund
U.S. Treasury Obligations	$—	$—	$54,391,207	$—	$54,391,207	$—
Repurchase Agreements	—	—	54,916,000	—	54,916,000	—
Futures Contracts	—	(100,783)	—	—	—	(100,783)
Swap Agreements	—	—	—	280,040	—	280,040
Total	$—	$(100,783)	$109,307,207	$280,040	$109,307,207	$179,257
^	Other financial instruments include any derivitive instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4. Fees and Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion. During the year ended December 31, 2012, no Fund’s annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Fund for which it receives additional fees. As transfer agent for the Fund, Citi receives a base fee, service charges, fees based on the number of VP funds, and reimbursement of certain expenses. As fund accounting agent for the Fund, Citi receives an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the Fund, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. The Trust, together with the affiliated Trusts, pay each Independent Trustee compensation for his services as Trustee at the annual rate of $155,000. Independent Trustees also receive $7,500 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the year ended December 31, 2012, actual Trustee compensation was $591,000 in aggregate from the Trust and affiliated Trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Fund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

December 31, 2012 :: Notes to Financial Statements :: Access One Trust :: 27

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund in order to limit the annual operating expenses to an annualized rate of 1.68% of the average daily net assets of the Fund. This expense limitation remains in effect until at least April 30, 2013.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2012, the recoupments that may potentially be made by the Fund are as follows:

	Expires 4/30/13	Expires 4/30/14	Expires 4/30/15	Expires 4/30/16	Total
Access VP High Yield Fund	$95,322	$66,081	$45,805	$39,093	$246,301

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2012 were as follows:

	Purchases	Sales
Access VP High Yield Fund	$514,620,406	$484,705,203

6. Investment Risks

The Fund may be subject to other risks in addition to these identified risks. This section discusses certain principal risks encountered by the Fund.

Risks Associated with the Use of Derivatives

The Fund uses investment techniques, such as investing in derivatives (including investing in credit default swaps, futures contracts and similar instruments), that may be considered aggressive. Because of the Fund’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of instruments. The use of derivatives and aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is temporarily mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Active Investor Risk

The Fund permits short-term trading of its securities. The Advisor expects a significant portion of assets invested in the Fund to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Fund’s prospectus.

Counterparty Risk

The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory

28 :: Access One Trust :: Notes to Financial Statements :: December 31, 2012

changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the total return of the high yield market.

Exposure to Debt Instrument Risk

The Fund seeks exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may have to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by or guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. may not be able to meet its financial obligations or that securities issued by the

U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

High Yield Risk

Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

7. Federal Income Tax Information

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below, were as follows:

	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Total Distributions Paid
December 31, 2012
Access VP High Yield Fund	$3,676,033	$—	$3,676,033	$3,676,033
December 31, 2011
Access VP High Yield Fund	$1,236,198	$366,931	$1,603,129	$1,603,129

As of the tax year end December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access VP High Yield Fund	$3,225,284	$244,030	$—	$(3,067,290)	$127,246	$529,270

As of the end of its tax year ended December 31, 2012, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

December 31, 2012 :: Notes to Financial Statements :: Access One Trust :: 29

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expires 12/31/16	Expires 12/31/17	Total
Access VP High Yield Fund	$2,960,558	$106,732	$3,067,290

The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

At December 31, 2012, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access VP High Yield Fund	$109,179,961	$127,246	$—	$127,246

30 :: Access One Trust :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Access One Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Access VP High Yield Fund (one of the portfolios that is part of Access One Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2013

December 31, 2012 :: Board Approval of Investment Advisory Agreement (unaudited) :: Access One Trust :: 31

At a meeting held on September 10-11, 2012, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of each Fund and ProFund Advisors LLC (the “Advisor”). In determining whether to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) detailed information about the advisory services provided by the Advisor; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) information regarding trade allocation and best execution; and (x) information about the financial condition of the Advisor. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board evaluated this information, and was advised by independent legal counsel with respect to their deliberations. In addition, the Board considered matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including the Funds’ investment results and performance data.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. Furthermore, the Board’s conclusions may be based, in part, on their consideration of the relevant arrangements during the course of the year and in prior years. The Board evaluated all information available to it on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all the information that had been provided and considered all of the factors relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the investment performance of the Funds; and (iv) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor’s Services

The Board reviewed the nature, extent and quality of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which may not be present at other investment advisory organizations. The Board noted the investment objective of each Fund and the Advisor’s description of the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information concerning how the Advisor allocates trade transactions for the Funds. The Board also reviewed the Advisor’s compliance program and discussed it with the Funds’ Chief Compliance Officer. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. The Board also considered the financial condition of the Advisor, which they found to be sound based upon a review of financial information and discussions with officers of the Advisor.

Based upon its review, the Board concluded that, with respect to each Fund, the investment advisory services provided by the Advisor were of high quality, that the Advisor successfully achieved the investment goals of the Fund, and that the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support it.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Funds. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there were few fund complexes whose funds have substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to information prepared by Citi Fund Services Ohio, Inc. using data provided by Lipper, Inc. (“Lipper”) concerning management fee rates paid by

32 :: Access One Trust :: Board Approval of Investment Advisory Agreement (unaudited) :: December 31, 2012 other funds in the same Lipper category as each Fund. The Board recognized that the reports show each fund’s management fee rate as the combined contractual advisory fee rate and the administration fee rate. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees after taking waivers and reimbursements into account. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were acceptable given the services provided. The Board considered the fees paid by other clients of the Advisor and its affiliates for advisory services.

Costs of Services to be Provided and Profits to be Realized by the Advisor

The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve on their own the objectives of the Funds, noting that it likely would be more expensive to do so. The Board considered the profitability to the Advisor of its management of each of the Funds. The Board recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is in most cases not publicly available and that such information as is available is affected by numerous factors, including the nature of the Fund’s client base, the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are typically reported net of distribution and marketing expenses. Based on its review, the Board concluded that the profitability to the Advisor of each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered relative performance and expense information for the Funds. The Board considered total return performance information relating to each Fund for the 3-month, 1-year, 3-year, 5-year and since inception periods ended

June 30, 2012. The Board also considered total return performance information with respect to funds with the same Lipper investment classification and objective for the 3-month, 1-year, 3-year and 5-year periods ended June 30, 2012. The Board focused on each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Board concluded that the Funds’ performance was competitive. The Board noted that, given the nature of the Funds, the correlation of the Fund’s performance with the performance of a benchmark was a more meaningful factor than the Fund’s total return. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or “fall-out,” benefits that the Advisor derived from its relationship to the Funds but concluded that such benefits were relatively small. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

Trustees and Officers (unaudited) :: Access One Trust :: 33

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorship Held by Trustee
Independent Trustees
William D. Fertig ℅ ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProFunds (112); Access One Trust (3); ProShares Trust (118)	Key Energy Services
Russell S. Reynolds, III ℅ ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProFunds (112); Access One Trust (3); ProShares Trust (118)	RSR Partners, Inc.
Michael C. Wachs ℅ ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Linden Lane Advisors, LLC (Real Estate Development): Principal (2010 to present); Spring Mill Capital Management, LLC (Real Estate Development): Principal (July 2009 to 2010); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009)	ProFunds (112); Access One Trust (3); ProShares Trust (118)
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present) and of ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC: Managing Partner (June 2008 to present)	ProFunds (112); Access One Trust (3); ProShares Trust (118)
*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any operational registered investment companies that have an investment advisor that is an affiliated person of the ProFunds Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (April 1997 to April 2012); ProShare Advisors LLC (November 2005 to April 2012); ProShare Capital Management LLC (June 2008 to April 2012)
Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of the Distributor (March 2008 to present)
Amy R. Doberman 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009)
Jack P. Huntington 100 Summer Street, Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008)

34 :: Access One Trust :: Trustees and Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993 – 2007)
Kenneth D. Schiltz 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/77	Assistant Treasurer	Indefinite; March 2011 to present	Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2005 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (2000 – 2005)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

        P.O. Box 182800
Columbus, OH 43218-2800

Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717
Website Address: profunds.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit profunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO1212

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2012 $18,464

2011 $15,531

The fees relate to the audit of the registrant’s annual financial statements paid to PWC LLP.

(b)	2012 $0

2011 $0

(c)	2012 $4,650

2011 $5,812

The fees relate to the preparation of the registrant’s tax returns. Fees for 2011 also include other miscellaneous tax filings paid to PWC LLP.

(d)	2012 $0

2011 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	2012 0%

2011 0%

(f)	Not applicable.

(g)	2012 $4,650

2011 $5,812

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Not Applicable
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access One Trust

By By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By By (Signature and Title)*	/s/ Louis M. Mayberg
Louis M. Mayberg, President and Principal Executive Officer

Date	February 26, 2013

By By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	February 26, 2013

* Print the name and title of each signing officer under his or her signature.